Supplement dated February 13, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Variable Portfolio - Goldman Sachs Commodity Strategy Fund	5/1/2014
The Board of Trustees of the fund listed above (the Fund) has approved the liquidation and termination of the Fund. Completion of a transaction (the Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund held by participating insurance companies on behalf of variable annuity and variable life insurance contract owners (contract owners) (that is, the reinvestment of liquidation proceeds into another fund) is subject to a number of conditions, including shareholder approval of the Transaction. More information about the Transaction will be included in proxy materials.
If shareholder approval is obtained, it is anticipated that the Fund will be liquidated on or about May 1, 2015 (the Liquidation Date) at which time the Fund's shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.
As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of shares of the Fund. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.
During the period prior to the Liquidation Date, the Fund’s subadviser, Goldman Sachs Asset Management, L.P., subject to the oversight of the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies to reduce the amount of portfolio securities and hold more cash or cash equivalents to liquidate the Fund’s assets in an orderly manner that the Investment Manager believes to be in the best interests of the Fund and its shareholders. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
The Fund will pay out all distributable income and capital gains on or prior to the Liquidation Date. Shareholders will receive liquidation proceeds as soon as practicable.
Participating insurance companies, as shareholders of the Fund on behalf of contract owners, will reinvest the liquidation proceeds in another fund. Contract owners who have allocated contract value to the Fund may reallocate such contract value to other funds available under their contract at any time prior to the Liquidation Date or within 90 days thereafter. Any such reallocation will not count as a transfer for purposes of any applicable limitations on the number of transfers. Contract owners will receive additional information regarding the reinvestment of liquidation proceeds from their insurance company.
Shareholders should retain this Supplement for future reference.
C-1881-2 A (2/15)